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                                                                    EXHIBIT 10.3


                       ASSIGNMENT AND ASSUMPTION AGREEMENT


      ASSIGNMENT AND ASSUMPTION AGREEMENT made as of November 20, 2000, between Westgate International, L.P., a Cayman Islands exempted company ("ASSIGNOR") and The Kingston Limited Partnership, a Bermuda limited partnership ("ASSIGNEE").

      WHEREAS, Assignor is as of the date hereof, a party to (i) a Common Stock Investment Agreement dated as of October 6, 2000 between Juno Online Services, Inc. (the "COMPANY") and the Assignor (the "INVESTMENT AGREEMENT"), and (ii) a Registration Rights Agreement dated as of October 6, 2000 between the Company and the Assignor (the "REGISTRATION RIGHTS AGREEMENT");

      WHEREAS, pursuant to its rights under Section 10(h) of the Investment Agreement and Section 8 of the Registration Rights Agreement, Assignor wishes to assign all of its rights and obligations in and under the Investment Agreement and the Registration Rights Agreement to Assignee, and Assignee wishes to accept such assignment and assume all such obligations; and

      WHEREAS, Assignor and Assignee are entities that are under common control;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Assignor hereby transfers and assigns all of its rights, obligations, protections, indemnities and interests in and under the Investment Agreement and the Registration Rights Agreement to Assignee effective immediately.

         2. Assignee hereby accepts such assignment, irrevocably assumes all liabilities and obligations in respect thereof, and agrees to be bound by the provisions of the Investment Agreement and the Registration Rights Agreement.

      IN WITNESS WHEREOF, the undersigned have each executed this Assignment and Assumption Agreement as of the date first above written.

                                 WESTGATE INTERNATIONAL, L.P.
                                 By: Elliot International Capital Advisors
                                 Inc., as Attorney-in-Fact


                                 By: /s/ Paul E. Singer
                                    --------------------------------
                                    Name:  Paul E. Singer
                                    Title: President

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                                 THE KINGSTON LIMITED PARTNERSHIP
                                 By: Kingston Associates, Ltd., as General
                                     Partner


                                    By: /s/ Paul E. Singer
                                        ------------------------------
                                          Name:  Paul E. Singer
                                          Title: President


Acknowledged on this 27th day of November, 2000 by:


JUNO ONLINE SERVICES, INC.


By: /s/ Charles Ardai
   ----------------------------
   Name:   Charles E. Ardai
   Title:  President and CEO



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